SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                 March 4, 1999


                             Lithia Motors, Inc.
            (Exact Name of Registrant as Specified in its Charter)


Oregon                              0-21789                       93-0572810
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.
of incorporation)

      360 E. Jackson St., Medford, Oregon                               97501
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     Address of Principal Executive Office                            Zip Code

Registrant's telephone number including area code                 541-776-6899



Former name or former address, if changed since last report)    Not applicable


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Item 5. Other Events.

      Lithia announced that it has entered into an agreement with the Moreland Auto Group to acquire six automobile dealerships in Colorado and one in Nevada. See the attached News Release for details.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired.

      None

      (b) Pro Forma Financial Information.

      None

      (c) Exhibits

      99  Lithia Motors, Inc. Press Release


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LITHIA MOTORS, INC.
                                          (Registrant)


Date:  March 4, 1999                By:  /s/ Brian R. Neill
                                       ---------------------------------------
                                          Brian R. Neill
                                          Chief Financial Officer



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                                Exhibit Index



Exhibit


99    Press Release dated March 4, 1999